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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 28, 2000
                                                         ------------------



                              marchFIRST, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-28166               36-3797833
----------------------------           ------------         ------------------
(State or Other Jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)


    311 South Wacker Drive, Suite 3500, Chicago, Illinois         60606-6618
    -----------------------------------------------------         ----------
           (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code (312) 922-9200
                                                          --------------

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Item 5.   Other Events.

On December 28, 2000, pursuant to a Stock Purchase Agreement dated as of December 13, 2000, Francisco Partners, L.P., through an affiliate ("Francisco Partners"), invested $150 million in marchFIRST, Inc. ("marchFIRST"). Francisco Partners purchased 63,053 shares of marchFIRST's Series A 8% Senior Convertible Participating Preferred Stock and 86,947 shares of marchFIRST's Series B 12% Senior Participating Preferred Stock for $1,000 per share. A detailed description of the terms of these securities is contained in marchFIRST's Current Report on Form 8-K dated December 13, 2000.

In connection with this transaction, the Company amended its Bylaws to specifically provide that the directors who are entitled to be elected by holders of preferred stock shall be elected to one year terms instead of the staggered three year terms applicable to the other board members. A copy of the Third Amended and Restated Bylaws of the Company is filed as Exhibit 4.1.

On December 28, 2000, the Company issued a press release related to the completion of the transaction. A copy of the press release is filed as
Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.

     (c)  Exhibits

          4.1 Third Amended and Restated By-Laws of the Company as amended as of December 11, 2000.

          4.2 Conformed copy of the Certificate of Designations, Preferences and Rights of Series A 8% Senior Convertible Participating
                  Preferred Stock of the Company.

          4.3 Conformed copy of the Certificate of Designations, Preferences and Rights of Series B 12% Senior Participating Preferred
                  Stock of the Company.

          99.1    Press Release dated December 28, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   marchFIRST, Inc.


Dated: December 29, 2000          By: /s/ ROBERT F. BERNARD
                                      ----------------------------------------
                                        Robert F. Bernard, Chairman, Chief
                                        Executive Officer

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                                  EXHIBIT INDEX
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
Exhibit No.     Exhibit
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
   4.1          Third Amended and Restated By-Laws of the Company as amended as of
                December 11, 2000.

   4.2 Conformed copy of the Certificate of Designations, Preferences and Rights of Series A 8% Senior Convertible Participating Preferred
                Stock of the Company.

   4.3 Conformed copy of the Certificate of Designations, Preferences and Rights of Series B 12% Senior Participating Preferred Stock of the Company.

  99.1          Press Release dated December 28, 2000.

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